Exhibit 10.3

Execution Version

AMENDMENT NO. 1 dated as of July 18, 2016 (this “Amendment”), to the CREDIT AGREEMENT dated as of December 1, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the LENDERS and LETTER OF CREDIT ISSUERS from time to time party thereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent (the “Administrative Agent”).

WHEREAS, pursuant to the Credit Agreement, the Existing Lenders (as defined below) have made Initial Term Loans (as defined in the Credit Agreement) to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower, the Consenting Lenders (as defined below), which collectively constitute the Required Lenders, and the New Lenders (as defined below) desire to amend the Credit Agreement to provide for, among other things: (a) the reduction of the Applicable Margin applicable to the Initial Term Loans (the “Repricing”), (b) the making of Additional Initial Term Loans (as defined below) to the Borrower on the First Amendment Effective Date (as defined below), on the terms and subject to the conditions set forth herein, in an aggregate principal amount of $385,000,000, which Additional Initial Term Loans shall, on and after the First Amendment Effective Date, be part of the same Class of Term Loans as the Initial Term Loans outstanding under the Credit Agreement immediately prior to the First Amendment Effective Date and (c) the modification of certain other terms and conditions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein;

WHEREAS, each Lender (each, an “Existing Lender”) holding outstanding Initial Term Loans immediately prior to the First Amendment Effective Date (“Existing Initial Term Loans”) that executes and delivers a signature page to this Amendment as a “Consenting Lender” (each, a “Consenting Lender”) will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the First Amendment Effective Date. Each Existing Lender that does not execute and deliver a signature page to this Amendment (each, a “Non-Consenting Lender”) will be deemed not to have agreed to this Amendment, and will be subject to the mandatory assignment provisions of Section 2.15(b) of the Credit Agreement upon the effectiveness of this Amendment on the First Amendment Effective Date (it being understood that the interests, rights and obligations of the Non-Consenting Lenders under the Loan Documents will be assumed by (a) certain Consenting Lenders and (b) each financial institution that is not an Existing Lender and that is a party hereto (each, a “New Lender”), in each case in accordance with Section 2.15 of the Credit Agreement and Section 2 hereof);

WHEREAS, the Borrower has requested that the financial institutions set forth on Schedule I hereto (the “Additional Initial Term Loan Lenders”) commit to make term loans to the Borrower on the First Amendment Effective Date and immediately after the Repricing Transaction (as defined below) in an aggregate principal amount of $385,000,000 (the “Additional Initial Term Loans”; the commitment of the Additional Initial Term Loan Lenders to provide the Additional Initial Term Loans, as set forth opposite such Additional Initial Term Loan Lender’s name on Schedule I hereto, is such Additional Initial Term Loan Lender’s “Additional Initial Term Loan Commitment”). The Additional Initial Term Loan Lenders are willing to make the Additional Initial Term Loans to the Borrower on the First Amendment Effective Date on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. As used herein, the term “Transactions” means, collectively, (i) the repayment in full of CMBS Loan Pool 1-A, CMBS Loan Pool 1-B and CMBS Loan Pool 1-C (such repayments, collectively, the “Refinancing”) and (ii) the payment of fees and expenses in connection with the foregoing.

SECTION 2. Concerning the Initial Term Loan Lenders and the Initial Term Loans.

(a) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, (i) each New Lender shall become, and each Consenting Lender shall continue to be, an “Initial Term Loan Lender”, a “Term Lender” and a “Lender” under the Credit Agreement and (ii) each New Lender shall have, and each Consenting Lender shall continue to have, all the rights and obligations of an “Initial Term Loan Lender”, a “Term Loan Lender” and a “Lender” holding an Initial Term Loan under the Credit Agreement.

(b) Pursuant to Section 2.15(b) of the Credit Agreement, on the First Amendment Effective Date, each Non-Consenting Lender shall be deemed to have assigned all its Existing Initial Term Loans, together with all its interests, rights and obligations under the Loan Documents in respect thereof, to JPMCB, as assignee, at a purchase price equal to the principal amount of such Existing Initial Term Loans (the “Purchase Price”). Upon (i) payment to a Non-Consenting Lender of (w) the Purchase Price with respect to its Initial Term Loans, (x) accrued and unpaid interest through but excluding the First Amendment Effective Date, (y) the premium owing to such Non-Consenting Lender pursuant to Section 5.1(b) of the Credit Agreement and any amounts that such Non-Consenting Lender may be owed pursuant to Section 2.11 of the Credit Agreement, which, in the case of clause (w) shall be paid by JPMCB, as assignee, and in the case of clauses (x), (y) and (z) shall be paid by the Borrower and (ii) the satisfaction of the conditions set forth in Section 2.15(b) of the Credit Agreement, such Non-Consenting Lender shall cease to be a party to the Credit Agreement.

(c) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Consenting Lender agrees, if the aggregate principal amount of such Consenting Lender’s Existing Initial Term Loans immediately prior to the First Amendment Effective Date exceeds the aggregate principal amount of Existing Initial Term Loans such Consenting Lender will be allocated as of the First Amendment Effective Date, to assign to JPMCB a portion of its Existing Initial Term Loans having an aggregate principal amount equal to the aggregate principal amount of such Consenting Lender’s Existing Initial Term Loans immediately prior to the First Amendment Effective Date less the aggregate principal amount of Existing Initial Term Loans such Consenting Lender will be allocated as of the First Amendment Effective Date (as disclosed to such Consenting Lender by the Administrative Agent prior to the date hereof). Such assignment shall be effective upon payment to such Consenting Lender of (w) the principal amount of such Existing Initial Term Loans to be assigned, (x) accrued and unpaid interest on such Existing Initial Term Loans to be assigned through but excluding the First Amendment Effective Date, (y) the premium owing to such Consenting Lender pursuant to Section 5.1(b) of the Credit Agreement in respect of the portion of such Existing Initial Term Loans to be assigned and (z) any amounts that such Consenting Lender may be owed pursuant to Section 2.11 of the Credit Agreement, which, in the case of clause (w) shall be paid by JPMCB, as assignee, and in the case of clauses (x), (y) and (z) shall be paid by the Borrower.

(d) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Consenting Lender, if any, set forth on Schedule II hereto and each New Lender, if any, set forth on Schedule II hereto agrees to assume from JPMCB, for a purchase price equal to par, Existing Initial Term Loans having an aggregate principal amount equal to the amount disclosed to such Consenting Lender or such New Lender by the Administrative Agent prior to the date hereof.

(e) Each New Lender, if any, by delivering its signature page to this Amendment and assuming Initial Term Loans in accordance with Section 2(d) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the First Amendment Effective Date. The Repricing evidenced in Section 4(b) hereof, together with the transactions discussed in this Section 2, are referred to herein as the “Repricing Transaction”.

SECTION 3. Additional Initial Term Loans.

(a) On the terms and subject to the conditions set forth herein and in the Credit Agreement, each Additional Initial Term Loan Lender hereby agrees to make, severally and not jointly, on the First Amendment Effective Date, an Additional Initial Term Loan to the Borrower in an aggregate principal amount equal to its Additional Initial Term Loan Commitment. The Additional Initial Term Loan Commitment of each Additional Initial Term Loan Lender shall automatically terminate upon the making of the Additional Initial Term Loans on the First Amendment Effective Date.

(b) On and after the First Amendment Effective Date, all Existing Initial Term Loans and all Additional Initial Term Loans shall constitute the same Class of Loans for all purposes of the Credit Agreement and the other Loan Documents, which Class of Loans is designated “Initial Term Loans” in the Credit Agreement. The initial Interest Period for all Initial Term Loans (including, for purposes of clarity, the Existing Initial Term Loans), commencing on the First Amendment Effective Date, shall be the Interest Period specified in the Notice of Borrowing to be delivered on or prior to the First Amendment Effective Date pursuant to Section 6 hereof.

(c) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Additional Initial Term Loan Lender shall become an “Initial Term Loan Lender”, a “Term Lender” and a “Lender” under the Credit Agreement and shall have all the rights and obligations of an “Initial Term Loan Lender”, a “Term Loan Lender” and a “Lender” holding an Initial Term Loan under the Credit Agreement.

(d) Each Additional Initial Term Loan Lender, by delivering its signature page to this Amendment on the First Amendment Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the First Amendment Effective Date.

(e) Each of the Additional Initial Term Loan Lenders hereby acknowledges and agrees that the transactions contemplated by this Section 3 shall be deemed to have occurred immediately after the Repricing Transaction that will occur on the First Amendment Effective Date as a result of the amendments contained in Section 4(b) hereof and the provisions of Section 2 hereof, and accordingly, no amounts shall be payable with respect to the Additional Initial Term Loans pursuant to Section 5.1(b) of the Credit Agreement as a result of such Repricing Transaction.

SECTION 4. Amendment to Credit Agreement. On the terms and subject to the conditions set forth herein, effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement:

“Additional Initial Term Loans”: the Initial Term Loans made to the Borrower pursuant to Section 3(a) of the First Amendment.

“Closing Date Initial Term Loans”: as defined in Section 2.1(a).

“First Amendment”: Amendment No. 1 dated as of July 18, 2016, to this Agreement among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

“First Amendment Effective Date”: the date on which the conditions specified in Section 6 of the First Amendment were satisfied (or waived in accordance with the terms thereof).

(b) The definition of the term “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the words “5.50%” in clause (a)(x) thereof with “4.75%” and (ii) replacing the words “4.50%” in clause (a)(y) thereof with “3.75%”.

(c) The definition of the term “Disqualified Institution” set forth in Section 1.1 of the Credit Agreement is hereby amended by restating the first sentence thereof in its entirety to read as follows:

“Disqualified Institution”: any (a) Person designated by the Borrower or Sponsor, and accepted by the Administrative Agent, on or before the Closing Date (which list shall have been provided to the Lenders on or before the Closing Date), (b)(x) competitor of the Borrower and its Subsidiaries identified in writing by the Borrower to the Administrative Agent from time to time after the Closing Date by delivery of a notice thereof to the Administrative Agent setting forth such Person or Persons (or the Person or Persons previously identified to the Administrative Agent that are to be no longer considered “Disqualified Institutions”) and (y) with respect to clauses (a) and (b) above, an Affiliate of such Person to the extent such Affiliate (1) is clearly identifiable as an Affiliate of an entity listed as a Disqualified Institution based solely on the basis of the similarity of its name to the name of such Disqualified Institution or (2) is identified in writing by the Borrower from time to time to the Administrative Agent and (c) any Excluded Affiliate of the foregoing to the extent such Excluded Affiliate (1) is clearly identifiable as an Excluded Affiliate of an entity listed as a Disqualified Institution solely on the basis of the similarity of its name to the name of such Disqualified Institution or (2) is identified in writing by the Borrower from time to time to the Administrative Agent; provided that (i) no designation of any Person as a Disqualified Institution made pursuant to the foregoing shall have any retroactive effect to the extent any such party is already a Lender hereunder at the time of such designation, (ii) the Administrative Agent shall have no obligation to carry out due diligence in order to identify such Affiliates, (iii) the Administrative Agent may make available to any Lender, upon the request of such Lender or at any time by posting to the Platform (including that portion of the Platform designated for “public side” Lenders), the list of Disqualified Institutions and (iv) no additions to the list of Disqualified Institutions shall become effective until three Business Days following the Administrative Agent’s receipt of a written request from the Borrower at the following email address: JPMDQ_Contact@jpmorgan.com.

(d) The definition of the term “Initial Term Loan” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Initial Term Loan”: the Closing Date Initial Term Loans and the Additional Initial Term Loans.

(e) Section 2.1(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “On the Closing Date, the Lenders having Initial Term Loan Commitments on the Closing Date made loans denominated in Dollars (each, a “Closing Date Initial Term Loan”) to the Borrower in an aggregate principal amount of $325,000,000.”

(f) Section 2.1(a)(ii) of the Credit Agreement is hereby amended by inserting the words “Closing Date” immediately prior to the first instance of the words “Initial Term Loan” in the first sentence thereof.

(g) Section 2.3(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof to read in its entirety as follows:

In the case of any Borrowing of Initial Term Loans, the Borrower shall give the Administrative Agent (i) prior to 2:00 p.m. (New York City Time), at least three Business Days’ prior written notice if such Initial Term Loans are to be Eurodollar Loans (or such later time as shall be acceptable to the Administrative Agent) and (ii) prior to 2:00 p.m. (New York City time), on the day of such Borrowing prior written notice if such Initial Term Loans are to be ABR Loans (or such later time as shall be acceptable to the Administrative Agent).

(h) Section 2.5(b) of the Credit Agreement is hereby amended by replacing the grid set forth immediately after such Section in its entirety with the following:

Date	Initial Term Loan
September 30, 2016	$1,770,937.50
December 31, 2016	$1,770,937.50
March 31, 2017	$1,770,937.50
June 30, 2017	$1,770,937.50
September 30, 2017	$1,770,937.50
December 31, 2017	$1,770,937.50
March 31, 2018	$1,770,937.50
June 30, 2018	$1,770,937.50
September 30, 2018	$1,770,937.50
December 31, 2018	$1,770,937.50
March 31, 2019	$1,770,937.50
June 30, 2019	$1,770,937.50
September 30, 2019	$1,770,937.50
December 31, 2019	$1,770,937.50
March 31, 2020	$1,770,937.50
June 30, 2020	$1,770,937.50
September 30, 2020	$1,770,937.50
December 31, 2020	$1,770,937.50
March 31, 2021	$1,770,937.50
June 30, 2021	$1,770,937.50
September 30, 2021	$1,770,937.50
December 31, 2021	$1,770,937.50
March 31, 2022	$1,770,937.50
June 30, 2022	$1,770,937.50
September 30, 2022	$1,770,937.50
Term Loan Maturity Date	Remaining outstanding amounts

(i) The first sentence of Section 5.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “In the event that, prior to the date that is six months following the First Amendment Effective Date, the Borrower (i) makes any prepayment of Initial Term Loans in connection with any Repricing Transaction the effect of which is to decrease the Effective Yield on such Initial Term Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the effect of which is to decrease the Effective Yield on such Initial Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each of each Lender with outstanding Initial Term Loans, (x) in the case of clause (i), a prepayment premium of 1.00% of the aggregate principal amount of the Initial Term Loans being prepaid in connection with such Repricing Transaction and in the case of clause (ii), an amount equal to 1.00% of the aggregate principal amount of the Initial Term Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

(j) Section 8.11(a) of the Credit Agreement is hereby amended by adding the following proviso immediately after the end of the first sentence thereof:

; provided, further, that the proceeds of the Additional Initial Term Loans shall be used solely to (x) repay in full CMBS Loan Pool 1-A, CMBS Loan Pool 1-B and CMBS Loan Pool 1-C, (y) pay fees and expenses in connection with the foregoing and (z) to the extent any portion of the Additional Initial Term Loans remain available following application of proceeds pursuant to the preceding clauses (x) and (y), for working capital and general corporate purposes of the Borrower and its Subsidiaries.

(k) Section 12.16 of the Credit Agreement is hereby amended by inserting the following proviso at the end of clause (b) of the first proviso thereof:

; provided that, notwithstanding the foregoing, the list of Disqualified Institutions may be disclosed to any actual or prospective Transferee (including, for the avoidance of doubt, any Disqualified Institution)

SECTION 5. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to each Lender as of the First Amendment Effective Date that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in the case of representations and warranties qualified as to materiality, in all respects) as of such earlier date.

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d) After giving effect to this Amendment, Availability shall be equal to or greater than $0.

SECTION 6. Effectiveness. This Amendment shall become effective as of the date first above written (the “First Amendment Effective Date”) when:

(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each of the other Loan Parties, the Consenting Lenders (provided that such Lenders constitute the Required Lenders), each of the New Lenders and each of the Additional Initial Term Loan Lenders;

(b) each of the representations and warranties set forth in Section 5 hereof shall be true and correct in all material respects (or, if qualified by materiality, in all respects);

(c) the Transactions shall have been, or substantially concurrently with the First Amendment Effective Date will be, consummated;

(d) the Administrative Agent shall have received documents and certificates of the Borrower and the other Loan Parties certifying (i) that the representations and warranties set forth in Section 5 hereof are true and correct in all material respects (or, if qualified by materiality, in all respects) and (ii) the solvency, organization, existence and good standing of the Borrower and the other Loan Parties, the authorization of this Amendment and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(e) the Administrative Agent shall have received a signed legal opinion of (i) King & Spalding LLP, counsel to the Loan Parties, (ii) Greenberg Traurig LLP, Massachusetts counsel to the Loan Parties, (iii) Smith, Gardner, Slusky, Lazer, Pohren & Rogers, LLP, Nebraska counsel to the Loan Parties and (iv) Stoel Rives LLP, Minnesota counsel to the Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent;

(f) the Administrative Agent shall have received (i) the results of a recent Lien search with respect to the Borrower and each other Loan Party, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by

Section 9.3 of the Credit Agreement or Liens discharged on or prior to the First Amendment Effective Date pursuant to documentation reasonably satisfactory to the Administrative Agent and (ii) an updated Perfection Certificate dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, together with all attachments contemplated thereby;

(g) the Administrative Agent shall have received an interim Borrowing Base Certificate duly executed by a Responsible Officer of the Borrower setting forth the calculation of the Aggregate Borrowing Base Amount after giving effect to this Amendment and the transactions contemplated hereby;

(h) the Administrative Agent shall have received with respect to each Eligible Owned Asset added to the Borrowing Base in connection with the Transactions contemplated by this Amendment on the First Amendment Effective Date and included in the Aggregate Borrowing Base Amount determined by reference to the interim Borrowing Base Certificate delivered pursuant to clause (g) above, an Acceptable Appraisal with respect to such Qualified Asset;

(i) the New Lenders and the Additional Initial Term Loan Lenders, as applicable, shall have received, at least five (5) Business Days prior to the First Amendment Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case as requested at least ten (10) Business Days prior to the First Amendment Effective Date;

(j) the Borrower shall have delivered a Notice of Borrowing with respect to the Additional Initial Term Loans borrowed on the First Amendment Effective Date;

(k) the Administrative Agent shall have received all documentation required by Section 12.6 of the Credit Agreement (if any), executed by the parties thereto (to the extent applicable);

(l) the Borrower shall have paid to the Administrative Agent, for the account of the Existing Lenders, the premium required pursuant to Section 5.1(b) of the Credit Agreement (as in effect immediately prior to the First Amendment Effective Date), accrued and unpaid interest and fees through but excluding the First Amendment Effective Date and, for the account of the Non-Consenting Lenders only, any other amounts payable in connection with this Amendment pursuant to Section 2.11 of the Credit Agreement, in each case without duplication of amounts required by Section 2(b) and 2(c) hereof; and

(m) the Administrative Agent shall have received (i) payment of each of the fees set forth in Section 7(a) hereof and (ii) payment of all fees and expenses for which invoices have been presented that are required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Amendment, including those expenses set forth in Section 11 hereof in each case, to the extent invoiced at least three Business Days prior to the date hereof.

SECTION 7. Covenants.

(a) On the First Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Additional Initial Term Loan Lender, a fee (the “Upfront Fees”), in an amount equal to 0.50% of the aggregate principal amount of the Additional Initial Term Loans of such Additional Initial Term Loan Lender on the First Amendment Effective Date (which fee may be payable in the form of original issue discount). The Upfront Fees shall be payable on the First Amendment Effective Date in immediately available funds and, once paid, shall not be refundable under any circumstances.

(b) Within two Business Days of the First Amendment Effective Date (or, in the case of the Jo Daviess Property (as defined below), within thirty (30) days of the First Amendment Effective Date or as otherwise agreed in the sole discretion of the Administrative Agent), the Real Property underlying CMBS Loan Pool 1-A, CMBS Loan Pool 1-B and CMBS Loan Pool 1-C shall be added as Eligible Owned Assets to the Borrowing Base and the Subsidiaries of the Borrower owning such Real Property shall become Qualified Asset Guarantors under the Credit Agreement, in each case in accordance with Section 8.10 of the Credit Agreement, and subject to Section 8.17 of the Credit Agreement. The parties hereto acknowledge that the Real Property located at 18531 U.S. Route 20 West, East Dubuque, Illinois (the “Jo Daviess Property”) and underlying CMBS Loan Pool 1-B is owned by ART MORTGAGE BORROWER PROPCO 2006-1B L.P., a Delaware limited partnership (“Propco 1B”), and is subject to that certain (i) Mortgage, Assignment of Leases and Rents, Fixture Filing and Security Agreement dated March 9, 2007 and recorded April 16, 2007 as document 334465 and (ii) Assignment of Leases and Rents made by Propco 1B to UBS Real Estate Securities Inc., recorded April 16, 2007 as document 334466 (collectively, the “Jo Daviess Collateral Documents”). Notwithstanding anything in the Credit Agreement to the contrary, Propco 1B shall not be prohibited from becoming a Qualified Asset Guarantor in respect of the Real Property underlying CMBS Pool 1-B other than the Jo Daviess Property solely by virtue of the existence of the Jo Daviess Collateral Documents, and the encumbrances created by the Jo Daviess Collateral Documents shall not be deemed to be a violation of any Loan Document, so long as the Jo Daviess Collateral Documents are released and the Jo Daviess Property becomes an Eligible Owned Asset, in each case, in accordance with Section 8.10 of the Credit Agreement, and subject to Section 8.17 of the Credit Agreement.

SECTION 8. Effects on Loan Documents; No Novation.

(a) Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the First Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Collateral Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any Collateral Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

SECTION 9. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT, AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS SET FORTH IN SECTION 12.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 10. Counterparts; Agreement. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of an original executed counterpart thereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and each of the Lenders party hereto.

SECTION 11. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 12.5 of the Credit Agreement.

SECTION 12. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Collateral Documents are, and shall remain, in full force and effect immediately after giving effect to this Amendment.

SECTION 13. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD ACQUISITION, LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD LOGISTICS, LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD NEBRASKA LEASING LLC, a Nebraska limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Amendment No. 1 Signature Page]

AMERICOLD PROPCO PHOENIX VAN
BUREN LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REAL ESTATE, L.P., a
Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REALTY, INC., a Delaware corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD TRANSPORTATION
SERVICES, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART AL HOLDING LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER GP
LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER PROPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER,
L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART ICECAP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MANAGER L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER GP LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1 A L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-1C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-1A LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-1B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-1 C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-lA L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-1B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-1C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO
GP 2006-lA LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO
GP 2006-1B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO
GP 2006-1 C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER, L.P., a
Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART QUARRY TRS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER
GP LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER,
L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS COLD STORAGE LOGISTICS
LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (ATLANTA) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (DENVER) LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (PHOENIX) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (ROANOKE) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

KC UNDERGROUND, L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VCD PLEDGE HOLDINGS, LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD ATLAS LOGISTICS
SERVICES USA LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD LOGISTICS, LLC, a
Delaware limited liability com

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD MIDWEST LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD NORTHEAST LOGISTICS,
LLC, a Massachusetts limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD NORTHEAST, INC., a
Massachusetts corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD TEXAS, L.P., a Texas limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD USA, INC., a Minnesota corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as 2017 Term Loan Lender,

By:	/s/ Nadegie Dang
Name: Nadeige Dang
Title: Vice President

[NAME OF ASSIGNEE], as Assignee By: Name: Title:

Lending Office for LIBOR Rate Loans: [Insert Address (including contact name, fax number and e-mail address)]

Lending Office (and address for notices) for any other purpose: [Insert Address (including contact name, fax number and e-mail address)

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: MILL CREEK CLO II, LTD.

By	/s/ Bryan S. Higgins
Name: BRYAN S. HIGGINS
Title: MANAGER

For any institution requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: BEAN CREEK CLO II, LTD.

By	/s/ Bryan S. Higgins
Name: BRYAN S. HIGGINS
Title: MANAGER

For any institution requiring a second signature line:

By
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CEDAR CREEK CLO II, LTD.

by	/s/ Bryan S. Higgins
Name: BRYAN S. HIGGINS
Title: AUTHORIZED SIGNOR

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CLEAR CREEK CLO, LTD.

by	/s/ Bryan S. Higgins
Name: BRYAN S. HIGGINS
Title: MANAGER

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: SILVER CREEK CLO, LTD.

by	/s/ Bryan S. Higgins
Name: BRYAN S. HIGGINS
Title: AUTHORIZED SIGNOR

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: AMMC CLO 17, LIMITED

By: American Money Management Corp, as Collateral Manager

by	/s/ David P. Meyer
Name: David P. Meyer
Title: Senior Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Oppenheimer Global Strategic Income Fund

By: Apollo Credit Management, LLC, as its investment sub-adviser

by	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM VII, Ltd.

BY: Apollo Credit Management (CLO), LLC,

as Collateral Manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Apollo Credit Funding III Ltd.

By: Apollo ST Fund Management LLC, its investment manager

by	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM V, Ltd.

By: Apollo Credit Management, LLC, as Collateral Manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM V, Ltd.

By: Apollo Credit Management (CLO), LLC, as

Collateral Manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM VI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM VIII, Ltd.

By: Apollo Credit Management (CLO), LLC,

as Collateral Manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM XI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM XII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM XIV, Ltd.

By: Apollo Credit Management (CLO), LLC, as its collateral manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Apollo Senior Floating Rate Fund Inc.

By: Account 631203

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Apollo Tactical Income Fund Inc

By: Account 361722

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Apollo TR US Middle Market Loan LLC

By: Apollo Total Return Master Fund LP, its Member

By: Apollo Total Return Advisors LP, its General Partner

By: Apollo Total Return Advisors GP LLC, its General Partner

by	/s/ Joseph Glatt
Name: Joseph Glatt
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM Loan Funding XIX LLC,

By: Citibank, N.A.

by	/s/ Cynthia Gonzalvo
Name: Cynthia Gonzalvo
Title: Associate Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM X, Ltd.

By: Apollo Credit Management (CLO), LLC, as its collateral manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM XVI, Ltd.

By: Apollo Credit Management (CLO), LLC, as its collateral manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM XVII, Ltd.

By: Apollo Credit Management (CLO), LLC, as its collateral manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: ALM XVIII, LTD.

By: Apollo Credit Management (CLO), LLC, as its collateral manager

by	/s/ Joe Moroney
Name: Joe Moroney
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2014-IV, Ltd.

By: CIFC Asset Management LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2014, Ltd.

By: CIFC Asset Management LLC, its Portfolio Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2015-III, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT,

DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2015-IV, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2015-V, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Loan Opportunity Fund, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2012-I, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2012-II, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2012-III, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2013-I, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2013-II, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2013-III, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2013-IV, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2014-II, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2014-III, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2014-V, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2015-I, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Funding 2015-II, Ltd.

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CIFC Senior Secured Corporate Loan Master Fund Ltd.

By: CIFC Asset Management, LLC, its Adviser

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Local 338 Retirement Fund

By: CIFC Asset Management, LLC, its Investment Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: PLUTUS LOAN FUNDING LLC

By: Citibank, N.A.,

by	/s/ Paul Plank
Name: Paul Plank
Title: Senior Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: J. Safra Sarasin Fund Management (Luxembourg) S.A. acting as management company of the JSS Senior Loan Fund, a sub-fund of JSS Special Investments FCP (SIF)

By: CIFC Asset Management, LLC, its Sub-Investment Manager

by	/s/ Robert Ranocchia
Name: Robert Ranocchia
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Citi Loan Funding BSRE LLC,

By: Citibank, N.A.,

by	/s/ Mitesh Bhakta
Name: Mitesh Bhakta
Title: Associate Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Cooperatieve Rabobank U.A., New York Branch

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Anne Greven
Name: Anne Greven
Title: Managing Director

For any institution requiring a second signature line:

by	/s/ Olivia Leong
Name: Olivia Leong
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: DEUTSCHE BANK AG NEW YORK BRANCH

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Howard Lee
Name: Howard Lee
Title: Assistant Vice President

For any institution requiring a second signature line:

by	/s/ Andrew MacDonald
Name: Andrew MacDonald
Title: Assistant Vice President

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Fidelity High Income Commercial Real Estate Investment Trust

for Fidelity Investments Canada ULC as Trustee of Fidelity High Income Commercial Real Estate Investment Trust

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Fidelity Advisor Series I: Fidelity Real Estate High Income Fund

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Fidelity Income Fund: Fidelity Total Bond Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Fidelity Securities Fund: Fidelity Series Real Estate Income Fund

By: CIFC Asset Management, LLC, its Collateral Manager

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Fidelity Securities Fund: Fidelity Real Estate Income Fund

by	/s/ Colm Hogan
Name: Colm Hogan
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: GoldenTree Loan Opportunities IX, Limited

By: GoldenTree Asset Management, LP

by	/s/ Karen Weber
Name: Karen Weber
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Citi Loan Funding GT 12 LL

By: Citibank, N.A.

by	/s/ Jennifer Guinn
Name: Jennifer Guinn
Title: Associate Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: 5180-2 CLO LP

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Associated Electric & Gas Insurance Services Limited

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: EAF comPlan II – Private Debt

By: Guggenheim Partners Investment Management, LLC as Asset Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim Funds Trust – Guggenheim High Yield Fund

By: Security Investors, LLC as Investment Adviser

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim Loan Master Fund, Ltd

By: Guggenheim Partners Investment Management, LLC, as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Central States, Southeast and Southwest Areas Health and Welfare Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: DELAWARE LIFE INSURANCE COMPANY OF NEW YORK

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Delta Master Trust

By: Guggenheim Partners Investment Management, LLC as Investemnt Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Delta Pilots Disability and Survivorship Trust

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Kitty Hawk CLO 2015-1 LLC

By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: NZCG Funding 2 Limited

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Ziggurat CLO Ltd.

By: Guggenheim Partners Investment Management, LLC as Asset Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Public Employees Retirement Association of New Mexico

By: Guggenheim Partners Investment Management, LLC as Contractor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: South Carolina Retirement Systems Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Bandera Strategic Credit Partners II, L.P.

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: City of New York Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim Strategic Opportunities fund

By: Guggenheim Partners Investment Management, LLC

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim U.S. Loan Fund

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim U.S. Loan Fund II

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim U.S. Loan Fund III

By: Gugguggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim Variable Funds Trust – Series P (High Yield Series)

By: Security Investors, LLC, as Management Company

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: HCA Inc. Master Retirement Trust

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: IAM National Pension Fund

By: Guggenheim Partners Investment Management, LLC as Adviser

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: NZCG Funding Ltd

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Renaissance Reinsurance Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: SC PRO Loan VII Limited

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Swiss Capital PRO Loan VIII PLC

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: The Society Incorporated By Lloyd’s Act 1871 By The Name of Lloyd’s

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Helaba Invest Kapitalanlagegesellschaft mbH for/on behalf of HI-ZW-Fonds, Segment HI-ZW-BUL-SFonds

By: Guggenheim Partners Investment Management, LLC as Asset Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: PensionDanmark Pensionsforsikringsaktieselskab

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Renaissance Investment Holdings Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Salem Fields CLO, Ltd.

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Sonoma County Employees’ Retirement Association

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: 21st Century Fox America, Inc. Master Trust

By: Guggenheim Partners Investment Management, LLC as Advisor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Blue Cross and Blue Shield of Florida, Inc.

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: DaVinci Reinsurance Ltd.

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: General Dynamics Corporation Group Trust

By: Guggenheim Partners Investment Management, LLC as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim Funds Trust – Guggenheim Macro Opportunities

By: Guggenheim Partners Investment Management, LLC

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Guggenheim High-Yield Fund, LLC

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Wilshire Institutional Master Fund SPC – Guggenheim Alpha Segregated Port

By: Guggenheim Partners Investment Management, LLC

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Hempstead CLO LP

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: HI-PF-BUL-SFonds

By: Guggenheim Partners Investment Management, LLC as Asset Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Indiana University Health, Inc.

By: Guggenheim Partners Investment Management, LLC, as Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Intel Corporation Retirement Plans Master Trust

By: Guggenheim Partners Investment Management, LLC as Advisor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Mercer Field CLO LP

By: Guggenheim Partners Investment Management, LLC as Collateral Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Principal Fund, Inc. – Global Diversified Income Fund

By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Swiss capital Pro Loan III Plc

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Vermont Pension Investment Committee

By: Guggenheim Partners Investment Management, LLC as Contractor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Zilux Senior Loan Fund

By: Guggenheim Partners Investment Management, LLC as Investment Manager

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: 5180-2 CLO LP

By: Guggenheim Partners Investment Management, LLC as Investment Advisor

by	/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Authorized Person

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: J. P. Morgan Whitefriars Inc.

by	/s/ Virginia R. Conway
Name: Virginia R. Conway
Title: Attorney - in - Fact

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: JPMORGAN CHASE BANK N.A.

by	/s/ Michael Willett
Name: Michael Willett
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Regatta II Funding LP

By: Napier Park Global Capital (US) LP

Attorney-in-fact

by	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Regatta V Funding Ltd

By: Napier Park Global Capital (US) LP

Attorney-in-fact

by	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Regatta VI Funding Ltd

By: Regatta Loan Management LLC as Collateral Manager

by	/s/ Melanie Hanlon
Name: Hanlon, Melanie
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Regatta III Funding Ltd

By: Napier Park Global Capital (US) LP

Attorney-in-fact

by	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Regattta IV Funding Ltd

By: Napier Park Global Capital (US) LP

Attorney-in-fact

by	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners XIV, Ltd

By: Octagon Credit Investors, LLC

as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners XVII, Ltd

By: Octagon Credit Investors, LLC

as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partnrs XXI, Ltd.

By: Octagon Credit Investors, LLC

as Portfolio Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners XXII, Ltd

By: Octagon Credit Investors, LLC

as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners XXIII, Ltd.

By: Octagon Credit Investors, LLC

as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Paul Credit Fund Series I, Ltd.

By: Octagon Credit Investors, LLC

as Portfolio Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Senior Secured Credit Master Fund Ltd.

By: Octagon Credit Investors, LLC

as Investment Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

By: Octagon Credit Investors, LLC

as Portfolio Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners XXIII, Ltd.

By: Octagon Credit Investors, LLC

as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners 24, Ltd.

By: Octagon Credit Investors, LLC

as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners 25, Ltd

By: Octagon Credit Investors, LLC as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners 26, Ltd

By: Octagon Credit Investors, LLC as Portfolio Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Octagon Investment Partners XVI, Ltd

By: Octagon Credit Investors, LLC

as Collateral Manager

by	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Director of Portfolio Administration

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Dryden 38 Senior Loan Fund

                            By: PGIM, Inc., as as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Dryden 41 Senior Loan Fund

                            By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Dryden 42 Senior Loan Fund

                            By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 45 Senior Loan Fund
By: Prudential Investment Management, Inc.,
as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 31 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 34 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 36 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 37 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 40 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Pramerica Loan Opportunities Limited
By: PGIM, Inc., as Investment Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Prudential Bank Loan Fund of the Prudential
Trust Company Collective Trust
By: PGIM, Inc., as Investment Advisor

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Prudential Investment Portfolios, Inc. 14 –
Prudential Floating Rate Income Fund
By: PGIM, Inc., as Investment Advisor

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 33 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution:	Dryden 30 Senior Loan Fund
By: PGIM, Inc., as Collateral Manager

by	/s/ Joseph Lemanowicz
Name: Joseph Lemanowicz
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Steele Creek CLO 2014-1, LTD

by	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analayst

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Steele Creek CLO 2015-1, LTD

by	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Steele Creek CLO 2016-I, LTD

by	/s/ Alan DeKeukelaere
Name: Alan DeKeukelaere
Title: Senior Research Analyst

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Sumitomo Mitsui Trust Bank, Limited, New York Branch

by
Name:
Title:

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: T. Rowe Price Funds Series II SICAV

By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: T. Rowe Price Floating Rate Fund, Inc.

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: T. Rowe Price Credit Opportunities Fund

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: T. Rowe Price Funds Series II SICAV – Credit Opportunities

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: T. Rowe Price Institutional Credit Opportunities Fund

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: T. Rowe Price Institutional Floating Rate Fund

by	/s/ Brian Burns
Name: Brian Burns
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED DECEMBER 1, 2015, AMONG AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., THE LENDERS AND LETTER OF CREDIT ISSUERS FROM TIME TO TIME PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The undersigned hereby executes this Amendment as a Consenting Lender:

Name of Institution: Western Alliance Bank

by	/s/ Roham Medifar
Name: Roham Medifar
Title: Vice President

For any institution requiring a second signature line:

by
Name:
Title:

SCHEDULE 1

Additional Initial Term Loans

Additional Initial Term Loan Lenders	Commitment
JPMorgan Chase Bank, N.A.	$385,000,000

TOTAL:	$385,000,000

SCHEDULE II

None.